Amendment No. 3
                                     to
                                Power Contract


     AMENDMENT, dated as of this 24th day of April, 1985, between VERMONT YANKEE NUCLEAR CORPORATION ("Vermont Yankee"), a Vermont corporation, and THE CONNECTICUT LIGHT AND POWER COMPANY, a Connecticut corporation (the "Purchaser"), for itself and as successor to The Hartford Electric Light Company ("HELC"), to the Power Contracts dated February 1, 1968, as heretofore amended on June 1, 1972 and April 15, 1983, one between Vermont Yankee and HELC (collectively the "Power Contract"), as previously amended.

                               WITNESSETH

     WHEREAS, pursuant to the Power Contract, Vermont Yankee supplies to the Purchaser and, pursuant to separate power contracts substantially identical to the Power Contract except for the names of the parties, to the other Sponsors of Vermont Yankee, each of whom is contemporaneously entering into an amendment to its power contract which is identical hereto except for the necessary changes in the names of the parties, all of the capacity and the electric energy available from the nuclear generating unit owned by Vermont Yankee at a site adjacent to the Connecticut River at Vernon, Vermont (such unit being herein together with the site and all related facilities owned by Vermont Yankee, referred to as the "Unit").
     WHEREAS, Vermont Yankee, the Purchaser and the other Sponsors of Vermont Yankee believe that the monthly payments provided in the Power Contracts are no longer sufficient to provide a return on the equity investment in the Unit which is equal to the return achieved on investments of comparable risk.
     WHEREAS, in order to assure the maintenance of an appropriate level of return on common equity, Vermont Yankee and the Purchaser have agreed to enter into this Agreement.
     NOW, THEREFORE, in consideration of the above and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree that the Power Contract is hereby amended as follows:

     1. Terms used herein and not defined shall have the meanings set forth in the Power Contract.
     2. The fourth paragraph of Section 7 of the Power Contract is amended to read as follows:

     "Equity percentage" as of any date shall be eight and one-half percent (8 1/2%) or such greater percentage, if any, as shall be obtained by dividing (a) the sum of (i) fifteen and one-half percent (15.5%) multiplied by common stock equity investment as of such date plus (ii) the stated dividend rate per annum of each issue of preferred stock bearing a particular dividend rate outstanding on such date multiplied by the aggregate par value of said issue, by (b) equity investment as of such date.

     This Agreement shall become effective on May 14, 1985, or upon such later date as it shall be permitted to become effective by the Federal Energy Regulatory Commission or other governmental regulatory authority having jurisdiction.
     The Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if both parties to all of the counterparts had signed the same instrument. Any signature page of the Agreement may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this contract identical in form hereto but having to it one more signature pages.
     IN WITNESS WHEREOF, the parties have executed this Agreement by their respective officers hereto duly authorized, as of the date first above written.

                             VERMONT YANKEE NUCLEAR POWER CORPORATION

                              By /s/John T. Pearson
                              -------------------------

                              Its Treasurer
                              -------------------------
                                       Title

                               Address:


                             THE CONNECTICUT LIGHT AND POWER COMPANY





                              By  /s/E. James Ferland
                              ------------------------------
                              E. JAMES FERLAND
                              Its  PRESIDENT AND CHIEF OPERATING
OFFICER
                                     Title
                               Address:  107 SELDEN STREET
                                         BERLIN, CT  06307



                                Amendment No. 3
                                       to
                                 Power Contract


  AMENDMENT, dated as of this 24th day of April, 1985, between VERMONT YANKEE NUCLEAR CORPORATION ("Vermont Yankee"), a Vermont corporation, and PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE, a New Hampshire corporation (the "Purchaser"), for itself and as successor to The Hartford Electric Light Company ("HELC"), to the Power Contracts dated February 1, 1968, as heretofore amended on June 1, 1972 and April 15, 1983, one between Vermont Yankee and HELC (collectively the "Power Contract"), as previously amended.
                      WITNESSETH
     WHEREAS, pursuant to the Power Contract, Vermont Yankee supplies to the Purchaser and, pursuant to separate power contracts substantially identical to the Power Contract except for the names of the parties, to the other Sponsors of Vermont Yankee, each of whom is contemporaneously entering into an amendment to its power contract which is identical hereto except for the necessary changes in the names of the parties, all of the capacity and the electric energy available from the nuclear generating unit owned by Vermont Yankee at a site adjacent to the Connecticut River at Vernon, Vermont (such unit being herein together with the site and all related facilities owned by Vermont Yankee, referred to as the "Unit").
     WHEREAS, Vermont Yankee, the Purchaser and the other Sponsors of Vermont Yankee believe that the monthly payments provided in the Power Contracts are no longer sufficient to provide a return on the equity investment in the Unit which is equal to the return achieved on investments of comparable risk.
WHEREAS, in order to assure the maintenance of an appropriate level of return on common equity, Vermont Yankee and the Purchaser have agreed to enter into this Agreement.
NOW, THEREFORE, in consideration of the above and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree that the Power Contract is hereby amended as follows:

     1. Terms used herein and not defined shall have the meanings set forth in the Power Contract.
     2. The fourth paragraph of Section 7 of the Power Contract is amended to read as follows:

     "Equity percentage" as of any date shall be eight and one-half percent (8 1/2%) or such greater percentage, if any, as shall be obtained by dividing (a) the sum of (i) fifteen and one-half percent (15.5%) multiplied by common stock equity investment as of such date plus (ii) the stated dividend rate per annum of each issue of preferred stock bearing a particular dividend rate outstanding on such date multiplied by the aggregate par value of said issue, by (b) equity investment as of such date.

     This Agreement shall become effective on May 14, 1985, or upon such later date as it shall be permitted to become effective by the Federal Energy Regulatory Commission or other governmental regulatory authority having jurisdiction.
     The Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if both parties to all of the counterparts had signed the same instrument. Any signature page of the Agreement may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this contract identical in form hereto but having to it one more signature pages.
     IN WITNESS WHEREOF, the parties have executed this Agreement by their respective officers hereto duly authorized, as of the date first above written.

                         VERMONT YANKEE NUCLEAR POWER CORPORATION


                         By  /s/John T. Pearson
                         -------------------------------



                        Its Treasurer
                        -------------------------------
                                 Title
                        Address:




                        PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE




                         By  /s/R. J. Hanson
                          --------------------------------

                         Its  PRESIDENT AND CHIEF EXECUTIVE  OFFICER
                                                          Title


                         Amendment No. 3
                             to
                         Power Contract


     AMENDMENT, dated as of this 24th day of April, 1985, between VERMONT YANKEE NUCLEAR CORPORATION ("Vermont Yankee"), a Vermont corporation, and WESTERN MASSACHUSETTS ELECTRIC COMPANY, a Massachusetts corporation (the "Purchaser"), for itself and as successor to The Hartford Electric Light Company ("HELC"), to the Power Contracts dated February 1, 1968, as heretofore amended on June 1, 1972 and April 15, 1983, one between Vermont Yankee and HELC (collectively the "Power Contract"), as previously amended.
                      WITNESSETH
     WHEREAS, pursuant to the Power Contract, Vermont Yankee supplies to the Purchaser and, pursuant to separate power contracts substantially identical to the Power Contract except for the names of the parties, to the other Sponsors of Vermont Yankee, each of whom is contemporaneously entering into an amendment to its power contract which is identical hereto except for the necessary changes in the names of the parties, all of the capacity and the electric energy available from the nuclear generating unit owned by Vermont Yankee at a site adjacent to the Connecticut River at Vernon, Vermont (such unit being herein together with the site and all related facilities owned by Vermont Yankee, referred to as the "Unit").
     WHEREAS, Vermont Yankee, the Purchaser and the other Sponsors of Vermont Yankee believe that the monthly payments provided in the Power Contracts are no longer sufficient to provide a return on the equity investment in the Unit which is equal to the return achieved on investments of comparable risk.
     WHEREAS, in order to assure the maintenance of an appropriate level of return on common equity, Vermont Yankee and the Purchaser have agreed to enter into this Agreement.
     NOW, THEREFORE, in consideration of the above and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree that the Power Contract is hereby amended as follows:

     1. Terms used herein and not defined shall have the meanings set forth in the Power Contract.
     2. The fourth paragraph of Section 7 of the Power Contract is amended to read as follows:

     "Equity percentage" as of any date shall be eight and one-half percent (8 1/2%) or such greater percentage, if any, as shall be obtained by dividing (a) the sum of (i) fifteen and one-half percent (15.5%) multiplied by common stock equity investment as of such date plus (ii) the stated dividend rate per annum of each issue of preferred stock bearing a particular dividend rate outstanding on such date multiplied by the aggregate par value of said issue, by (b) equity investment as of such date.

      This Agreement shall become effective on May 14, 1985, or upon such later date as it shall be permitted to become effective by the Federal Energy Regulatory Commission or other governmental regulatory authority having jurisdiction.
     The Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if both parties to all of the counterparts had signed the same instrument. Any signature page of the Agreement may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this contract identical in form hereto but having to it one more signature pages.
     IN WITNESS WHEREOF, the parties have executed this Agreement by their respective officers hereto duly authorized, as of the date first above written.

                          VERMONT YANKEE NUCLEAR POWER CORPORATION


                          By  /s/John T. Pearson
                          ----------------------------



                         Its Treasurer
                         -----------------------------
                                 Title
                                 Address:




                         WESTERN MASSACHUSETTS ELECTRIC COMPANY




                         By  /s/E. James Ferland
                         ----------------------------------
                                E. JAMES FERLAND
                           Its  PRESIDENT AND CHIEF OPERATING